Concentration Of Credit Risk	12 Months Ended
Dec. 31, 2011
Concentration Of Credit Risk [Abstract]
Concentration Of Credit Risk

Note 11 — Concentration of Credit Risk

     Cash and cash equivalents are financial instruments which potentially subject the Company to concentrations of credit risk. The Company deposits its cash in financial institutions. At times, such deposits may be in excess of insured limits. To date, the Company has not experienced any impairment losses on its cash and cash equivalents.

Major Customers

     For the year ended December 31, 2011 and 2010, two customers accounted for 71% and 79%, respectively, of the Company's sales. In addition, as of December 31, 2011 and 2010, those customers accounted for 85% and 84%, respectively, of the Company's accounts receivable.